Q1 FY 2018 Investor Call Greg Dougherty Chief Executive Officer November 1, 2017 Pete Mangan Chief Financial Officer

© 2017 Oclaro, Inc. Safe Harbor Statement This presentation, in association with Oclaro’s first quarter of fiscal year 2018 financial results conference call, contains statements about management’s future expectations regarding the plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Investors should not unduly rely on such forward-looking statements. These forward-looking statements include statements concerning (i) financial guidance for the fiscal quarter ending December 30, 2017 regarding revenues, non-GAAP gross margin, and non-GAAP operating income, (ii) customer demand for Oclaro’s products, (iii) Oclaro’s future financial performance and operating prospects and (iv) the statements in our CEO’s quote. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “forecast,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” "objective," and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) the absence of long-term purchase commitments from many of our long-term customers, (ii) our dependence on a limited number of customers for a significant percentage of our revenues, (iii) competition and pricing pressure, (iv) our ability to respond to evolving technologies, customer requirements and demands, and product design challenges, (v) our ability to meet or exceed our gross margin expectations, (vi) our ability to timely develop, commercialize and ramp the production of new products to customer required volumes, (vii) potential operating or reporting disruptions that could result from the implementation of our new enterprise resource planning system, (viii) our ability to effectively manage our inventory, (ix) our ability to conclude agreements with our customers on favorable terms, (x) fluctuations in our revenues, growth rates and operating results, (xi) our manufacturing yields, (xii) the risks associated with delays, disruptions or quality control problems in manufacturing, (xiii) our ability to continue increasing the percentage of sales associated with our new products, (xiv) the effects of fluctuations in foreign currency exchange rates, (xv) our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses, (xvi) our dependence on a limited number of suppliers and key contract manufacturers, (xvii) the impact of financial market and general economic conditions in the industries in which we operate and any resulting reduction in demand for our products, (xviii) our ability to protect our intellectual property rights, (xix) the outcome of pending litigation against us, and (xx) other factors described under the caption “Risk Factors” and elsewhere in our most recent annual report on Form 10-K and other documents we periodically file with the SEC.

© 2017 Oclaro, Inc. Non-GAAP Financial Results $ in Millions (except per share amounts) Q117 Q417 Q118 Total Revenues 135.5 149.4 155.6 Gross Profit (non-GAAP) (1) 46.6 61.8 63.1 Gross Margin % 34.4% 41.4% 40.6% R&D (non-GAAP) 12.7 15.0 15.6 SG&A (non-GAAP) 13.1 13.5 13.0 Non-GAAP Operating Income 20.9 33.3 34.6 Non-GAAP Net Income 20.0 33.9 34.5 Non-GAAP EPS (diluted) 0.14 0.20 0.20 (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated November 1, 2017.

© 2017 Oclaro, Inc. Trended Non-GAAP Financial Results - $M

© 2017 Oclaro, Inc. Revenue By Product Group $ in Millions Q117 Q217 Q317 Q417 Q118 100G+ Transmission 97.8 113.8 125.8 120.6 125.6 40G & Lower Transmission 37.7 40.1 36.4 28.8 30.0 Total Revenues 135.5 153.9 162.2 149.4 155.6 Percent of Total 100G+ Transmission 72% 74% 78% 81% 81% 40G & Lower Transmission 28% 26% 22% 19% 19% $ in Millions Q117 Q217 Q317 Q417 Q118 Datacom/Client Side 68.4 69.8 75.8 72.6 75.1 Telecom/Line Side 67.1 84.1 86.4 76.8 80.5 Total Revenues 135.5 153.9 162.2 149.4 155.6 Percent of Total Datacom/Client Side 50% 45% 47% 49% 48% Telecom/Line Side 50% 55% 53% 51% 52%

© 2017 Oclaro, Inc. Q2 FY2018 Guidance $ in Millions Guidance Ranges Revenues $135 million - $143 million Non-GAAP Gross Margin % 36% - 39% Non-GAAP Operating Income $19 million - $23 million Guidance provided on November 1, 2017 for the quarter ending December 30, 2017.

© 2015 Oclaro, Inc.© 2017 Oclaro, Inc Thank You For more information, visit us at www.oclaro.com. Follow us on @OclaroInc and LinkedIn.